SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________


                        Date of Report: February 12, 2002


                         ALLOY STEEL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                                            98-0233941
         --------                                            ----------
(State or other jurisdiction       (Commission              (IRS Employer
          of incorporation)       File Number)           Identification No.)



42 MERCANTILE WAY MALAGA
P.O. Box 3087 MALAGA DC 6945
(Address of principal
  executive offices)


Registrant's telephone number, including area code:  61 8 9248 3188
                                                     --------------

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On January 23, 2002, Alloy Steel International, Inc. (the "Company") filed a Form 8-K with the Securities and Exchange Commission disclosing that it had dismissed HJ & Associates, LLC as its independent certified public accountant. Also on that date, the Company requested HJ & Associates, LLC to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of the letter from HJ & Associates, LLC is attached hereto.

ITEM 7.  EXHIBITS.

      Exhibit 99.1 - Letter from HJ & Associates, LLC addressed to the SEC.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ALLOY STEEL INTERNATIONAL, INC.



Date:  February 12, 2002         By: /s/ Gene Kostecki
                                    ---------------------------------
                                     Name:  Gene Kostecki
                                     Its:  President

                                  EXHIBIT 99.1
                                  ------------

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

We were previously the independent accountants for Alloy Steel International, Inc. We have previously reviewed the consolidated financial statements of Alloy Steel International, Inc. and Subsidiaries but we have not previously reported on the consolidated financial statements of Alloy Steel International, Inc and Subsidiaries. On January 23, 2002, we were dismissed as independent accountants of Alloy Steel International, Inc. We have read Alloy Steel International, Inc.'s statements included under Item 4 of its Form 8-K for January 16, 2002, and we agree with such statements.



HJ & Associates, LLC
Salt Lake City, Utah
February 12, 2002